

2017

# 3rd Quarter Report

FIRST GUARANTY BANCSHARES, INC.

www.fgb.net

# A Message to Our Shareholders

Dear Shareholders,

First Guaranty continues to grow stronger. 97 consecutive quarters of dividends certainly show strength. 2017, through September 30th, shows that First Guaranty has developed and continues to develop the core earnings strength that is needed for long term success. First Guaranty has shown that we have diversity in earnings capabilities that will help carry us through all types of economic conditions and adversity.

From 2010 through 2016, First Guaranty's strong and diversified investment portfolio provided a powerful income stream that enabled First Guaranty to carry on through the aftermath of 2008 while continuing to build income and strength.

2017 has shown that First Guaranty has developed the lending muscle to continue the success during a time when investment yields are down. For the three months ending September 30, 2017, First Guaranty's total interest income has shown an increase of $3,175,000 over the same period of 2016, an increase of 21.7%. Net interest income after the provision for loan losses is up $1.9 million for the three month period or 17.6% despite strong pressure from rising interest expense. Noninterest income is up in every category except net gains on securities where the net gains are $1,109,000 less than the same period of 2016.

The bottom line is that core income for the third quarter of 2017 totaled $3,022,000 compared to $2,618,000 for the third quarter of 2016, an increase of 15.4% and that core income for the nine months ending September 30, 2017 totaled $8,598,000 compared to $8,490,000 for the same period of 2016. This core income is in spite of approximately $877,000 ($570,000 after tax) in expenses related to the Premier/Synergy acquisition.

In addition to paying dividends through September 30, 2017 to shareholders of $3,779,767, common shareholders equity has increased in 2017 by $18,420,000 to a total of $142,769,000. We continued to enhance shareholder value and progress toward a fortress balance sheet.

In addition to the financial progress, at the beginning of August 2017 we significantly strengthened our management team with the addition of Brandon Long as Chief Lending Officer. Brandon is a Louisiana native and graduate of LSU who joins us after 23 years of banking experience including the last 10 years with JP Morgan Chase Bank.

We have also completed the assimilation and integration of Premier/Synergy.

The stage is set. We look forward to continued progress and continued enhancement of shareholder value.

Thank you for your continued support.

Sincerely,

Alton B. Lewis

**NASDAQ Symbol: FGBI**

*We're Social*

# Consolidated Statements of Condition
*(in thousands, except share data)*

| | September 30, 2017 *(unaudited)* | 2016 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents: | | |
| Cash and due from banks | $22,609 | $23,528 |
| Federal funds sold | 1,252 | 285 |
| Cash and cash equivalents | 23,861 | 23,813 |
| Investment securities: | | |
| Available for sale, at fair value | 387,046 | 382,711 |
| Held to maturity, at cost (estimated fair value of $106,821 and $93,858 respectively) | 107,899 | 92,396 |
| Investment securities | 494,945 | 475,107 |
| Federal Home Loan Bank stock, at cost | 2,343 | 1,609 |
| Loans held for sale | 2,614 | - |
| Loans, net of unearned income | 1,111,791 | 910,745 |
| Less: allowance for loan losses | 10,313 | 10,251 |
| Net loans | 1,101,478 | 900,494 |
| Premises and equipment, net | 36,458 | 22,572 |
| Goodwill | 4,056 | 1,999 |
| Intangible assets, net | 4,564 | 1,139 |
| Other real estate, net | 1,296 | 781 |
| Accrued interest receivable | 7,508 | 6,388 |
| Other assets | 12,336 | 6,598 |
| **Total Assets** | $1,691,459 | $1,440,500 |
| **Liabilities and Shareholders' Equity** | | |
| Deposits: | | |
| Noninterest-bearing demand | $256,563 | $231,210 |
| Interest-bearing demand | 512,346 | 398,296 |
| Savings | 106,109 | 93,749 |
| Time | 622,062 | 533,716 |
| Total deposits | 1,497,080 | 1,256,971 |
| Short-term borrowings | 7,500 | 9,500 |
| Accrued interest payable | 2,363 | 2,103 |
| Senior long-term debt | 23,508 | 23,504 |
| Junior subordinated debentures | 14,655 | 14,622 |
| Other liabilities | 3,584 | 4,653 |
| **Total Liabilities** | 1,548,690 | 1,311,353 |
| **Shareholders' Equity** | | |
| Common stock:[1] | | |
| $1 par value - authorized 100,600,000 shares; issued 8,007,182 and 7,609,194 shares | 8,007 | 7,609 |
| Surplus | 71,836 | 61,584 |
| Retained earnings | 64,620 | 57,210 |
| Accumulated other comprehensive income (loss) | (1,694) | 2,744 |
| **Total Shareholders' Equity** | 142,769 | 129,147 |
| **Total Liabilities and Shareholders' Equity** | $1,691,459 | $1,440,500 |

# Consolidated Statements of Income

*(in thousands, except share, per share data and percentages)*

| | For the Three-Month Periods Ended September 30, 2017 | 2016 |
|---|---|---|
| | *(unaudited)* | |
| **Interest Income:** | | |
| Loans (including fees) | $14,421 | $11,642 |
| Deposits with other banks | 82 | 11 |
| Securities (including FHLB stock) | 3,317 | 2,998 |
| Federal funds sold | 6 | - |
| **Total Interest Income** | 17,826 | 14,651 |
| **Interest Expense:** | | |
| Demand deposits | 1,460 | 662 |
| Savings deposits | 61 | 19 |
| Time deposits | 2,044 | 1,470 |
| Borrowings | 403 | 369 |
| **Total Interest Expense** | 3,968 | 2,520 |
| **Net Interest Income** | 13,858 | 12,131 |
| Less: Provision for loan losses | 1,051 | 1,242 |
| **Net Interest Income after Provision for Loan Losses** | 12,807 | 10,889 |
| **Noninterest Income:** | | |
| Service charges, commissions and fees | 718 | 573 |
| ATM and debit card fees | 497 | 451 |
| Net gains on securities | 62 | 1,171 |
| Net gains on sale of loans | 3 | 6 |
| Other | 723 | 350 |
| **Total Noninterest Income** | 2,003 | 2,551 |
| **Noninterest Expense:** | | |
| Salaries and employee benefits | 5,270 | 4,170 |
| Occupancy and equipment expense | 1,166 | 1,125 |
| Other | 3,709 | 3,003 |
| **Total Noninterest Expense** | 10,145 | 8,298 |
| **Income Before Income Taxes** | 4,665 | 5,142 |
| Less: Provision for income taxes | 1,603 | 1,763 |
| **Net Income** | 3,062 | 3,379 |
| **Per Common Share:** | | |
| Earnings | $0.38 | $0.44 |
| Cash dividends paid | $0.16 | $0.16 |
| **Weighted Average Common Shares Outstanding** | 8,007,182 | 7,609,194 |
| **Return on Average Assets** | 0.72% | 0.93% |
| **Return on Average Common Equity** | 8.51% | 10.39% |

# Consolidated Statements of Income

*(in thousands, except share, per share data and percentages)*

| | For the Nine-Month Periods Ended September 30, 2017 | 2016 |
|---|---|---|
| | *(unaudited)* | |
| **Interest Income:** | | |
| Loans (including fees) | $39,447 | $33,749 |
| Deposits with other banks | 142 | 55 |
| Securities (including FHLB stock) | 10,018 | 10,013 |
| Federal funds sold | 8 | - |
| **Total Interest Income** | 49,615 | 43,817 |
| **Interest Expense:** | | |
| Demand deposits | 3,902 | 1,902 |
| Savings deposits | 147 | 54 |
| Time deposits | 5,079 | 4,541 |
| Borrowings | 1,143 | 1,126 |
| **Total Interest Expense** | 10,271 | 7,623 |
| **Net Interest Income** | 39,344 | 36,194 |
| Less: Provision for loan losses | 3,064 | 2,978 |
| **Net Interest Income after Provision for Loan Losses** | 36,280 | 33,216 |
| **Noninterest Income:** | | |
| Service charges, commissions and fees | 1,851 | 1,839 |
| ATM and debit card fees | 1,464 | 1,366 |
| Net gains on securities | 996 | 3,756 |
| Net gains on sale of loans | 127 | 9 |
| Other | 1,518 | 1,056 |
| **Total Noninterest Income** | 5,956 | 8,026 |
| **Noninterest Expense:** | | |
| Salaries and employee benefits | 14,689 | 12,411 |
| Occupancy and equipment expense | 3,274 | 3,096 |
| Other | 10,197 | 9,207 |
| **Total Noninterest Expense** | 28,160 | 24,714 |
| **Income Before Income Taxes** | 14,076 | 16,528 |
| Less: Provision for income taxes | 4,831 | 5,597 |
| **Net Income** | 9,245 | 10,931 |
| **Per Common Share:** | | |
| Earnings | $1.19 | $1.44 |
| Cash dividends paid | $0.48 | $0.48 |
| **Book Value Per Common Share** | $17.83 | $16.97 |
| **Weighted Average Common Shares Outstanding** | 7,765,182 | 7,609,194 |
| **Return on Average Assets** | 0.76% | 1.00% |
| **Return on Average Common Equity** | 9.27% | 11.66% |

# Banking Center Locations

## Full-Service Banking Centers

### South Louisiana

Abbeville Banking Center
Amite Banking Center
Denham Springs
  Banking Center
Greensburg Banking Center
Hammond Banking Centers:
  First Guaranty Square
  Guaranty West
Independence Banking Center
Jennings Banking Center
Kentwood Banking Center:
  Kentwood
  Kentwood West
Montpelier Banking Center
Ponchatoula Banking Centers:
  Ponchatoula
  Berryland
Walker Banking Center
Watson Banking Center

### North Louisiana

Benton Banking Center
Dubach Banking Center
Haynesville Banking Center
Homer Banking Center
Oil City Banking Center
Vivian Banking Center

### Texas

Denton Banking Center
Fort Worth Banking Center
Garland Banking Center
McKinney Banking Center
Waco Banking Center

## Service24 ATM Locations

### North Louisiana

Benton
  *189 Burt Boulevard*
Dubach
  *117 East Hico Street*
Haynesville
  *10065 Highway 79*
Homer
  *401 North 2nd Street*
  *(Homer Memorial Hospital)*
Oil City
  *126 South Highway 1*
Vivian
  *102 East Louisiana Ave.*

## Service24 ATM Locations

### South Louisiana

Abbeville
  *799 West Summers Drive*
Amite
  *100 East Oak Street*
  *1014 West Oak Street*
Bossier City
  *4221 Airline Drive*
Denham Springs
  *2231 South Range Avenue*
Greensburg
  *6151 Highway 10*
Hammond
  *1201 West University Avenue*
  *2111West Thomas Street*
  *400 East Thomas Street*
  *4 Medical Center Drive*
  *(North Oaks Medical Center)*
  *1900 S. Morrison Boulevard*
  *(North Oaks Rehabilitation Center)*
Independence
  *455 West Railroad Ave.*
Jennings
  *500 North Cary*
Kentwood
  *723 Avenue G*
Livingston
  *17199 Spring Ranch Road*
  *(Livingston Parish Medical Ctr.)*
Loranger
  *19518 Hwy 40*
Montpelier
  *35651 Highway 16*
Ponchatoula
  *105 Berryland*
  *500 West Pine Street*
Robert
  *22628 Highway 190*
Walker
  *29815 Walker Rd. S*
Watson
  *33818 Highway 16*

## Service24 ATM Locations

### Texas

McKinney
  *8951 Synergy Drive #100*
Waco
  *7600 Woodway Drive*

# Bank Officers

### Executive Officers

Alton B. Lewis, Jr.*
*President and CEO*
*Guaranty Square*

Eric J. Dosch*
*Chief Financial Officer*
*Guaranty Square*

### Senior Vice Presidents

Glenn A. Duhon, Sr.
*Regional Manager*
*Abbeville*

Thomas F. Brothers
*Director of Internal Audit*

Ronald R. Foshee
*Regional Manager*
*Denham Springs*

Michael F. Lofaso
*Regional Manager*
*Ponchatoula*

J. Douglas Sanders
*Area President*
*Dallas / Fort Worth / Waco*

Desiree B. Simmons
*Loan Administration, Marketing & Training*

Evan M. Singer
*Regional Manager / BSA Officer*
*Greensburg*

J. Richard Stark
*Operations*

Christy L. Wells
*Regional Manager*
*Hammond*

### Vice Presidents

Charles L. Baggs
Ashley N. Bell
Brenda A. Briscoe
Cheryl Q. Brumfield
Kimberly D. Camaille
Colleen B. Ebarb
Ronald W. Edmonds
Denise D. Fletcher
Hector I. Garcia, CIO
Adam J. Johnston
Dianne E. Keen
Mikki M. Kelley
Brandon C. Long, CLO
Michael A. Mosbey
Ronald C. Pittman
Scott B. Schilling
Brittany D. Shaw
Lisa K. Stoker
Sherri E. Tomchesson
Randy S. Vicknair, CCO
Michael A. Wiggins

### Controller

Eric M. Fuller

### Assistant Vice Presidents

James M. Baxter
Darrell D. Bruchhaus
C. Graham Crump
Lance S. Davis
Teri L. Duncan
Harrison P. Gill
Ludrick P. Hidalgo
Leslie A. Hinzman
Shirley P. Jones
JoEllen K. Juhasz
Keith T. Klein
Michael D. Knighten
Tracy D. Perry
Craig E. Scelfo
John A. Synco
D. Lynn Talley
Kristina E. Terry

### Officers

Rebecca G. Brown
Kenneth M. Byrd
Lauryn H. Coburn
Vanessa R. Drew
Jeannette N. Ernst
Victor M. Garcia
Diane Patterson
Kristin M. Williams

*Officers of First Guaranty Bancshares, Inc. and First Guaranty Bank.

**FIRST GUARANTY BANCSHARES, INC.**
Post Office Box 2009
Hammond, Louisiana 70404-2009

PRESORTED
FIRST-CLASS MAIL
U.S. POSTAGE PAID
BATON ROUGE, LA
PERMIT NO. 984